SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 30, 1997

                   ADVANCED ELECTRONIC SUPPORT PRODUCTS, INC.
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             (Exact name of registrant as specified in its charter)

               Florida                 000-21889                 59-2327-381
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           (State or other           (Commission File          (I.R.S. Employer
            jurisdiction                  Number)               Identification
          of incorporation)                                          No.)

                             1810 N.E. 144th Street
                           North Miami, Florida 33181
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                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (305) 944-7710



                                       N/A
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          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

         Effective as of September 30, 1997, Advanced Electronic Support Products, Inc. (the "Registrant"), entered into an Asset Purchase Agreement (the "Agreement") with Focus Enhancements, Inc. ("Focus"), pursuant to which the Registrant acquired certain assets and inventory constituting the Networking Division of Focus. Additionally, in exchange for certain assets of Focus' Networking Division purchased by the Registrant, the Registrant issued to Focus an aggregate 189,701 shares of its Common Stock (the "Shares"). In exchange for certain inventory of Focus' Networking Division purchased by the Registrant, the Registrant paid to Focus an aggregate $159,371.39 in cash, subject to a warranty claims adjustment of $21,000.

         At the closing, 18,970 of the Shares were placed in escrow for a period of six months to secure any indemnification claims made by Registrant in accordance with the terms of the Agreement and for the purpose of funding sales allowances for sales made prior to the Closing Date, as such term is defined in and as set forth in the Purchase Agreement. Pursuant to the Agreement, Focus may demand that the Registrant register the Shares at any time after four months following September 30, 1997, the effective date of the Agreement (the "Effective Date"), subject to certain reimbursements of the registration costs by Focus. The Registrant also granted Focus the right to register the Shares in connection with any other applicable registration statement filed by the Registration for a period of six months following the Effective Date.

         In addition, as part of the assets purchased from Focus, the Registrant obtained the use of the name "Focus Networking". The Registrant also obtained the right to use certain packaging and marketing materials with the Focus logo for up to six months from the Effective Date and may also use the "FOCUS" name for up to one year from the Effective Date, all subject to certain restrictions relating to competing with Focus.

Item 7. Financial Statements and Exhibits.

         (c)      Exhibits.

                  10.1     Asset Purchase Agreement, dated as of September
30, 1997.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ADVANCED ELECTRONIC SUPPORT
                                   PRODUCTS, INC.

                                   By: /S/ ROMAN BRISKIN
                                       -----------------------------------------
Date: OCTOBER 15, 1997                 Roman Briskin, Executive Vice President
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                                 EXHIBIT INDEX

EXHIBIT      DESCRIPTION
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10.1         Asset Purchase Agreement, dated as of September 30, 1997.